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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 15, 2002
              ----------------------------------------------------
                Date of Report (date of earliest event reported):

                             Euronet Worldwide, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                                           04-2806888
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(State or other jurisdiction      (Commission          (IRS Employer
     of incorporation)            File Number)           ID Number)


          4601 College Boulevard
             Leawood, Kansas                            66211
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(Address of principal executive offices)             (Zip Code)


Registrant's Telephone Number, including area code:    (913) 327-4200



                                       N/A
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          (Former name or former address, if changed since last report)






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Item 9.  Regulation FD Disclosure

         On August 14, 2002, Euronet Worldwide, Inc. (the "Company") filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Michael J. Brown, the registrant's chief executive officer, and Kendall Coyne, the registrant's chief financial officer, required pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

ITEM 7.  Exhibits

Exhibit 99.1 - Certification of Michael J. Brown, dated August 14, 2002
Exhibit 99.2 - Certification of Kendall Coyne, dated August 14, 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Euronet Worldwide, Inc.


                                           By: /s/ Daniel R. Henry
                                              -----------------------------
                                                   Daniel R. Henry
                                                   Chief Operating Officer

Date:  August 15, 2002




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